PORTLAND GENERAL HOLDINGS, INC.

                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 1997 RESTATEMENT




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                         TABLE OF CONTENTS

                                                                       Page

ARTICLE 1 PURPOSE .....................................................  1

          1.1 Purpose .................................................  1
          1.2 Effective Date ..........................................  1

ARTICLE 2 DEFINITIONS .................................................  1

          2.1 Actuarially Equivalent ..................................  1
          2.2 Basic Plan ..............................................  1
          2.3 Basic Plan Offset .......................................  1
          2.4 Board ...................................................  2
          2.5 Cause ...................................................  2
          2.6 Change in Control .......................................  2
          2.7 Committee ...............................................  2
          2.8 Company .................................................  2
          2.9 Credited Service ........................................  3
          2.10 Dependent ..............................................  3
          2.11 Direct Subsidiary ......................................  3
          2.12 Disability .............................................  3
          2.13 Earnings ...............................................  3
          2.14 Employment .............................................  3
          2.15 Final Average Earnings .................................  3
          2.16 Final Earnings .........................................  4
          2.17 Indirect Subsidiary ....................................  4
          2.18 Other Retirement Income ................................  4
          2.19 Participant ............................................  4
          2.20 Participating Employer .................................  4
          2.21 Plan ...................................................  4
          2.22 Retirement .............................................  4
          2.23 Senior Administrative Officer ..........................  4
          2.24 Senior Office ..........................................  5
          2.25 Spouse .................................................  5


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ARTICLE 3 ELIGIBILITY .................................................  5

          3.1 Eligibility .............................................  5
          3.2 Retirement ..............................................  5
          3.3 Forfeitures .............................................  5

ARTICLE 4 AMOUNT, FORM AND PAYMENT OF SUPPLEMENTAL BENEFIT ............  6

          4.1 Normal Retirement Benefit ...............................  6
          4.2 Early Retirement Benefit ................................  6
          4.3 Separation from Service Benefit .........................  7
          4.4 Postponed Retirement Benefit ............................  7
          4.5 Retention of Accrued Benefit ............................  7
          4.6 Reduction of Benefits ...................................  7
          4.7 Unreduced Benefit Date ..................................  7
          4.8 Commencement of Benefits ................................  8
          4.9 Form of Benefit .........................................  8
          4.10 Benefit Increases for Retirees .........................  8

ARTICLE 5 PRE-RETIREMENT SURVIVOR BENEFITS ............................  8

          5.1 Survivor Benefit ........................................  8
          5.2 Benefit Payment .........................................  8
          5.3 Dependent Benefit .......................................  9
          5.4 Cessation of Benefit Upon Remarriage ....................  9

ARTICLE 6 DISABILITY BENEFITS .........................................  9

          6.1 Disability Retirement ...................................  9
          6.2 Disability Benefit ......................................  9
          6.3 Form and Commencement of Benefits .......................  9
          6.4 Survivor and Dependent Benefits .........................  9
          6.5 Evidence of Continue Disability .........................  9

ARTICLE 7 ADMINISTRATION .............................................. 10

          7.1 Senior Administrative Officer; Duties ................... 10
          7.2 Agents .................................................. 10
          7.3 Binding Effect of Decisions ............................. 10
          7.4 Indemnity of Senior Administrative Officer; Committee ... 10
          7.5 Availability of Plan Documents .......................... 10
          7.6 Cost of Plan Administration ............................. 10

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ARTICLE 8 CLAIMS PROCEDURE ............................................ 10

          8.1 Claim ................................................... 10
          8.2 Denial of Claim ......................................... 11
          8.3 Review of Claim ......................................... 11
          8.4 Final Decision .......................................... 11

ARTICLE 9 TERMINATION OR AMENDMENT .................................... 11

          9.1 Amendment ............................................... 11
          9.2 Termination ............................................. 11

ARTICLE 10 MISCELLANEOUS .............................................. 12

          10.1 Unfunded Plan .......................................... 12
          10.2 Liability .............................................. 12
          10.3 Trust Fund ............................................. 13
          10.4 Nonassignability ....................................... 13
          10.5 Payment to Guardian .................................... 13
          10.6 Not a Contract of Employment ........................... 13
          10.7 Protective Provision ................................... 14
          10.8 Terms .................................................. 14
          10.9 Governing Law .......................................... 14
          10.10 Validity .............................................. 14
          10.11 Notice ................................................ 14
          10.12 Successors ............................................ 14


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                  PORTLAND GENERAL HOLDINGS, INC.

              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                         1997 RESTATEMENT


                             ARTICLE 1

                              PURPOSE

     1.1    PURPOSE.   The  principal  objectives  of  this  Supplemental
Executive Retirement Plan are to provide key executives with competitive retirement benefits, protect against reductions in retirement benefits due to tax law limitations on qualified plans and to facilitate early retirement. The Plan is designed to provide a benefit which, when added to other retirement income of the executive, will meet this objective. This Plan was originally effective on July 1, 1983, and amended by the 1996 Restatement.

     1.2    EFFECTIVE  DATE.   This  1997  Restatement is adopted to make
amendments to the Plan effective June 25, 1997.

                             ARTICLE 2

                            DEFINITIONS

     2.1 ACTUARIALLY EQUIVALENT. "Actuarially Equivalent" shall mean the equivalence in value between two or more forms and/or times of payment based upon a determination by an actuary chosen by the Senior Administrative Officer using sound actuarial assumptions at the time of such determination and applied on a uniform and consistent basis for all Participants.

     2.2    BASIC  PLAN.   "Basic  Plan"  shall  mean  the  Participating
Employers' Pension Plan or Plans, as may be amended from time to time, and any successor defined benefit retirement income plan or plans maintained by the Participating Employers which qualify under Section 401(a) of the Internal Revenue Code.

     2.3 BASIC PLAN OFFSET. "Basic Plan Offset" shall mean the amount of benefit that would be paid from the Basic Plan to a Participant, assuming eligible compensation used to calculate such benefit includes amounts deferred under any Participating Employer sponsored non-qualified deferred compensation plan, in the form of a straight life annuity from the Early, Normal, Disability or Postponed Retirement Date, regardless of the amount actually paid or the actual method of payment under the Basic Plan.


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     2.4    BOARD.  "Board" shall mean the Board of Directors of Portland
General Holdings, Inc.

     2.5    CAUSE.  "Cause" shall mean:

            2.5.1 The final conviction (or, without limitation, confession, plea bargain, plea of nolo contendere or similar disposition in a court of law) of a Participant of a felony connected with or related to or which affects the performance of Participant's obligations as an employee of a Participating Employer;

            2.5.2 Perpetration of fraud against or affecting a Participating Employer; or

            2.5.3 Misfeasance or malfeasance in connection with a Participant's employment with a Participating Employer.

     2.6    CHANGE IN CONTROL.  A "Change in Control" shall mean:

                    (a) Any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Portland General Holdings, Inc. ("PGH"), any trustee or other fiduciary holding securities under an employee benefit plan of PGH, or any Employer owned, directly or indirectly, by the stockholders of PGH in substantially the same proportions as their ownership of stock of PGH), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing thirty percent (30%) or more of the combined voting power of PGH's then outstanding voting securities; or

            (b) During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by PGH's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the beginning of the period or whose election or nomination for
     election  was  previously  so  approved,  cease  for   any  reason  to
     constitute at least a majority thereof.

            (c) Notwithstanding anything to the contrary in the foregoing, no "Change in Control" shall be deemed to have occurred upon the consummation of the Amended and Restated Agreement and Plan of Merger by and among Enron Corp., Portland General Corporation and Enron Oregon Corp., dated as of July 20, 1996, or amended and restated from time to time.

     2.7    COMMITTEE.   "Committee" shall mean  the  Non-qualified  Benefits
Committee of the Board.

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     2.8    COMPANY.  "Company"  shall  mean Portland General Holdings, Inc., an Oregon corporation.

     2.9 CREDITED SERVICE. "Credited Service" shall mean a Participant's Years of Credited Service or Benefit Service as defined in the Basic Plan.
A Participant may, at the option of the Committee, be credited with additional Years of Credited Service. Such additional Years of Service may be for calculation of the benefit under Section 4.1 or Section 4.2 or calculation of the unreduced Benefit Date under Section 4.7 and may be in different amounts for each purpose.

     2.10    DEPENDENT.   "Dependent"  shall  mean  an  unmarried child of the
Participant until the age of nineteen (19) (age twenty-six  (26)  if a full
time  student).   An  unmarried  child  may also qualify as a Dependent  by
reason of mental retardation or physical handicap for as long as the condition exists, if such child qualifies as a dependent under regulations set forth by the Internal Revenue Service by reason of such mental retardation or physical handicap.

     2.11    DIRECT   SUBSIDIARY.    "Direct   Subsidiary"   shall   mean  any
corporation of which a Participating Employer owns at least eighty percent (80%) of the total combined voting power of all classes of its stock entitled to vote.

     2.12    DISABILITY.   "Disability"  shall  mean  the   inability   of   a
Participant to perform with reasonable continuity the material duties of any gainful occupation for which the Participant is reasonably fitted by education, training and experience.

     2.13 EARNINGS. "Earnings" shall mean total annual base salary, before any reductions pursuant to voluntary deferrals by the employee under Participating Employer-sponsored plans; plus any cash annual incentive compensation awards; plus any cash long-term incentive awards earned prior to January 1, 1987, but excluding any other long-term incentive awards. For purposes of determining Earnings for any particular year, Earnings for the year shall consist of base salary, cash annual incentive compensation awards, and cash long-term incentive awards earned prior to January 1, 1987, earned during that year.

     2.14 EMPLOYMENT. "Employment" shall mean the period or periods during which an individual is an employee of one or more Participating Employers.

     2.15    FINAL  AVERAGE  EARNINGS.   "Final Average Earnings" shall mean a
Participant's  highest  average of any three  consecutive  years'  Earnings
during the final ten (10)  years  of  Employment.   If  the Participant has
fewer than three (3) years of Employment, then his Final Average Earnings shall be determined based on the average of the actual Employment period.

     2.16    FINAL  EARNINGS.   "Final  Earnings" shall mean the Participant's
Earnings for the year ending on the date  a Change in Control under Section
** occurs.

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     2.17    INDIRECT  SUBSIDIARY.   "Indirect  Subsidiary"   shall  mean  any
corporation of which a Participating Employer directly and constructively owns at least eighty percent (80%) of the total combined voting power of
all classes of its stock entitled to vote.   In  determining  the amount of
stock of a corporation that is constructively owned by a Participating Employer, stock owned, directly or constructively, by a corporation shall be considered as being owned proportionately by its shareholders according to such shareholders' share of voting power of all classes of its stock entitled to vote.

     2.18    OTHER RETIREMENT INCOME.   "Other  Retirement  Income" shall mean
retirement income payable to a Participant as set forth below:

             2.18.1 FOR OTHER THAN DISABILITY RETIREMENT: Any periodic income continuance, severance payments or other defined benefit retirement payments from a Participating Employer.

             2.18.2  FOR  DISABILITY  RETIREMENT:   Income  from   the
     Portland General Holdings, Inc. Long-Term Disability Plan or any other long-term disability plan sponsored by a Participating Employer.

     2.19    PARTICIPANT.   "Participant"   shall   mean   an  employee  of  a
Participating Employer, who is also a Senior Officer as defined  in Section
2.23   and   designated   in   writing  as  a  Participant  by  the  Senior
Administrative Officer prior to June 25, 1997.

     2.20    PARTICIPATING  EMPLOYER.   "Participating  Employer"  shall  mean
Company or any affiliated  or subsidiary company designated by the Board as a Participating Employer under  the  Plan,  as long as such designation has
become  effective  and continues to be in effect.   The  designation  as  a
Participating Employer shall become effective only upon the acceptance of such designation and the formal adoption of the Plan by a Participating
Employer.    A   Participating  Employer  may  revoke  its  acceptance   of
designation as a Participating Employer at any time, but until it makes such revocation, all of the provisions of this Plan and any amendments thereto shall apply to the Participants and their Beneficiaries of the Participating Employer.

     2.21    PLAN.   "Plan"  shall  mean the Portland General  Holdings,  Inc.
Supplemental Executive Retirement Plan, as may be amended from time to time.

     2.22 RETIREMENT. "Retirement" and "Retire" shall mean the termination of a Participant's Employment with Portland General Holdings, Inc. and any and all Direct or Indirect Subsidiaries or affiliates of Portland General Holdings, Inc. on one of the Retirement dates specified in Section 3.2.

     2.23 SENIOR ADMINISTRATIVE OFFICER. "Senior Administrative Officer" shall mean the employee in the management position designated by the Committee to administer the Plan.

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     2.24    SENIOR OFFICE.   "Senior  Officer" shall mean the Chief Executive
Officer, the President, Division Presidents, all Senior Vice Presidents, all Vice Presidents, the Treasurer and the Controller of the Participating Employer, all as elected or appointed by the board of directors of the Participating Employer.

     2.25 SPOUSE. "Spouse" shall mean an individual who is a spouse as defined under the Basic Plan.

                             ARTICLE 3

                            ELIGIBILITY

     3.1    ELIGIBILITY.   Eligibility to participate  shall  be  limited  to
those employees who have attained the position of Senior Officer and are designated in writing as a Participant by the Senior Administrative Officer prior to June 25, 1997, or those employees who have previously been selected as Participants.

     3.2 RETIREMENT. Each Participant is eligible to Retire and receive a benefit under this Plan beginning on one of the following dates:

            3.2.1 NORMAL RETIREMENT DATE, which is the first day of the month following the month in which the Participant reaches age sixty-five (65);

            3.2.2   EARLY  RETIREMENT  DATE, which is the first day of
     any month following the month in which the Participant reaches age fifty-five (55) and has completed five (5) years of Employment with Portland General Holdings, Inc. and any Direct and Indirect Subsidiaries or affiliates of Portland General Holdings, Inc.;

            3.2.3 POSTPONED RETIREMENT DATE, which is the first day of the month following the Participant's Normal Retirement Date in which the Participant terminates Employment with Portland General Holdings, Inc. and any and all Direct and Indirect Subsidiaries or affiliates of Portland General Holdings, Inc.; or

            3.2.4 DISABILITY RETIREMENT DATE, which is the first day of the month following six (6) months of Disability as certified by the Senior Administrative Officer.

     3.3 FORFEITURES. A Participant who is receiving, or may be entitled to receive, a benefit shall forfeit any right to receive benefits if one of the following occurs:

            3.3.1   The  Participant  is  discharged  for  Cause,   as
     determined by the Committee;


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            3.3.2   The   Participant   performs   services   for  an
     organization where there is a conflict of interest which is adverse to the Company's interest, as determined by the Committee; or

            3.3.3 The Participant voluntarily terminates employment without providing for transition in disregard of the Company's best interests, as determined by the Committee.

                             ARTICLE 4

         AMOUNT, FORM AND PAYMENT OF SUPPLEMENTAL BENEFIT

     4.1    NORMAL  RETIREMENT  BENEFIT.   The annual benefit  payable  at  a
Normal Retirement Date under the Plan shall equal:

            4.1.1 Three percent (3%) of Final Average Earnings for each of the first fifteen (15) years of Credited Service, plus one and one half percent (1 1/2 %) of Final Average Earnings for each of the next ten (10) years of Credited Service, plus, for service accrued prior to March 1, 1988, three-quarters of one percent ( 3/4 %) for each year of Credited Service in excess of twenty-five (25) (Annual Supplemental Benefit);

                    4.1.1.1  less any Basic Plan Offset;

                    4.1.1.2  less any Other Retirement Income.

     4.2    EARLY RETIREMENT BENEFIT.

            4.2.1 The annual benefit payable at an Early retirement Date shall equal the Annual Supplemental Benefit based on Credited Service to the Early Retirement Date, reduced in accordance with Section 4.6 as appropriate;

                    4.2.1.1  less any Basic Plan Offset;

                    4.2.1.2  less any Other Retirement Income.

            4.2.2 An additional benefit ("Temporary Social Security Supplement") shall be payable to a Participant who commences benefits on an Early Retirement Date which is prior to the earliest date the Participant is eligible for retirement benefits under the Social Security Act. Such Temporary Social Security Supplement shall not be payable during any period when the Participant is eligible to collect Social Security disability benefits. Such Temporary Social Security Supplement shall equal the Social Security benefit payable at such earliest date based on calculation procedures in the Basic Plan. Such amount shall be payable until the earlier of:


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                    4.2.2.1  the earliest date  the  Participant is
          eligible for Social Security retirement benefits; or

                    4.2.2.2  the Participant's date of death.

     4.3 SEPARATION FROM SERVICE BENEFIT. The annual benefit payable at a date of separation from service other than as a result of Retirement, Disability, or Termination upon a Change in Control shall equal:

            4.3.1 Annual Supplemental Benefit based on Credited Service and Final Average Earnings as of the Participant's date of separation from service, reduced in accordance with Section 4.6 as appropriate;

                    4.3.1.1  less any Basic Plan Offsets;

                    4.3.1.2  less any Other Retirement Income.

            4.3.2 The benefit shall commence on the first day of the month following such date that would have constituted an Early Retirement Date had the Participant remained employed.

     4.4    POSTPONED RETIREMENT  BENEFIT.   The  annual benefit payable at a
Postponed Retirement Date shall be equal to the benefit determined in accordance with Section 4.1 based on Credited Service and Final Average Earnings as of the Participant's Postponed Retirement Date.

     4.5    RETENTION  OF  ACCRUED  BENEFIT.   In the event a Participant  is
transferred to an employer who is not a Participating Employer, the benefit payable at Retirement Date shall be calculated based on Credit Service and Final Average Earnings with all Participating Employers and as of the last
date  of  Employment  with  a  Participating  Employer.   In  the  event  a
Participant is transferred to a position other than that of Senior Officer, the benefit payable at Retirement Date shall be calculated based on Credited Service and Final Average Earnings as a Senior Officer as of the last day such Senior Officer status was held with all Participating Employers.

     4.6 REDUCTION OF BENEFITS. In the event that a benefit calculated under Sections 4.2 or 4.3 is to commence prior to the Unreduced Benefit Date such benefit shall be reduced by seven-twelfths of one percent (7/12%) for each month by which the date of benefit commencement precedes the Unreduced Benefit Date.

     4.7 UNREDUCED BENEFIT DATE. "Unreduced Benefit Date" shall mean the earlier of:

            4.7.1   The   first  of  the  month  following  the  date  the
     Participant attains age sixty-two (62), or


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            4.7.2   The earliest date when the sum of the Participant's age
     and Credited Service would total eighty-five (85) years.

     4.8    COMMENCEMENT OF BENEFITS.   Benefits  payable  in accordance with
Sections 4.1, 4.2 and 4.4 shall commence on the first day of the month following the Participant's Retirement and shall continue to be paid on the first day of each succeeding month until the first day of the month following the later of the death of the Participant or the death of the Participant's Spouse.

     4.9    FORM OF BENEFIT.   The  benefits under this Plan shall be payable
as follows:

            4.9.1 If the Participant is unmarried when benefits begin, a straight life annuity; or

            4.9.2 If the Participant is married when benefits begin, an annuity in the same amount as 4.9.1 for the life of the Participant and an annuity of fifty percent (50%) of that mount continuing to the Participant's Spouse for the life of Participant's Spouse, if the Participant predeceases the Spouse.

     4.10 BENEFIT INCREASES FOR RETIREES. Benefits payable to retirees receiving benefits under this Plan shall be increased in the same manner and at the same time as benefits are increased for retirees under the Basic Plan.

                             ARTICLE 5

                 PRE-RETIREMENT SURVIVOR BENEFITS

     5.1 SURVIVOR BENEFIT. If a Participant should die before actual Retirement, the Spouse will receive a benefit equal to:

            5.1.1 Fifty percent (50%) of the amount of the Participant's Annual Supplemental Benefit determined in accordance with Section 4.1, based on the Final Average Earnings at death but assuming Credited Service continued to accrue until Normal Retirement Date;

            5.1.2 Less any benefits to such Spouse actually payable from the Basic Plan.

     5.2    BENEFIT  PAYMENT.   Spouse benefits will be payable monthly,  and
will commence on the first day of the month following the month in which the Participant dies. The last payment will be on the first day of the month in which the Spouse dies, or such other date pursuant to the provisions of Section 5.4. Payments may commence to eligible Dependents pursuant to Section 5.3.


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     5.3    DEPENDENT   BENEFIT.    If   no   eligible  Spouse  survives  the
Participant, or if the surviving Spouse who was  eligible for payment under
this  Section  dies  with  eligible  Dependents  remaining,   the   benefit
determined in Section 5.1 above shall be payable to any eligible Dependents in equal shares. Such monthly benefit shall be paid each Dependent until such person fails to qualify as a Dependent.

     5.4    CESSATION  OF  BENEFIT  UPON  REMARRIAGE.   In the event a Spouse
receiving benefits under this Plan remarries, such Spouse will stop receiving, as of the date of remarriage, any further monthly benefits from
this Plan (including future benefits to any Dependents).   However, in lieu
of any further monthly benefits from this Plan, a Spouse will  receive  six
(6) months of benefits in a lump sum within forty-five (45) days after the Senior Administrative Officer is notified of such remarriage.

                             ARTICLE 6

                        DISABILITY BENEFITS

     6.1    DISABILITY  RETIREMENT.   In  the  event  a Participant suffers a
Disability after completing two (2) years of Employment, the Participant shall be entitled to Retire on a Disability Retirement Date.

     6.2 DISABILITY BENEFIT. The annual Disability benefit shall be equal to the benefit determined in accordance with Section 4.1, based on projected years of Credit Service to Normal Retirement and based on Final Average Earnings determined as of the last day of Employment with Participating Employer before commencement of Disability.

     6.3    FORM AND COMMENCEMENT  OF  BENEFITS.  Disability benefits will be
payable  monthly  and  will  commence  on  the   Participant's   Disability
Retirement Date. The last Disability payment will be as of the first day of the month during which a disabled Participant either recovers, dies or
retires under the Basic  Plan.   In  the  case  of  a disabled Participant,
recovery will be determined by the Senior Administrative  Officer.   If the
Participant retires under the Basic Plan, retirement benefits shall be payable pursuant to Sections 4.1, 4.2 or 4.4 of this Plan based on years of Credited Service at Retirement date and Final Average Earnings assuming no change in Earnings at his Disability Retirement Date.

     6.4    SURVIVOR  AND  DEPENDENT  BENEFITS.   In  the  event  a  disabled
Participant dies, the Participant's Spouse and Dependents shall be eligible for Pre-Retirement Survivor Benefits as set out in Article 5.

     6.5    EVIDENCE  OF  CONTINUE  DISABILITY.   The  Senior  Administrative
Officer may require, no more frequently than once per calendar year, that a disabled Participant submit medical evidence of continued Disability satisfactory to the Senior Administrative Officer. The Disability benefit may be discontinued based on a consideration of such evidence or lack thereof.


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

                             ARTICLE 7

                          ADMINISTRATION

     7.1    SENIOR  ADMINISTRATIVE  OFFICER;  DUTIES.   This  Plan  shall  be
administered  by  the   Senior  Administrative  Officer  appointed  by  the
Committee. The Senior Administrative Officer may be a Participant under the Plan. The Senior Administrative Officer shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all
questions,  including  interpretations  of  the  Plan,  as  may   arise  in
connection with the Plan. The Senior Administrative Officer shall report to the Committee on an annual basis regarding Plan activity and at such other times as may be requested by the Committee.

     7.2    AGENTS.   In  the  administration   of   this  Plan,  the  Senior
Administrative Officer may, from time to time, employ agents and delegate to such agents, including employees of any Participating Employer, such administrative duties as he sees fit, and may from time to time consult with counsel who may be counsel to any Participating employer.

     7.3    BINDING EFFECT OF DECISIONS.   The  decision  or  action  of  the
Senior Administrative Officer with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

     7.4    INDEMNITY OF  SENIOR  ADMINISTRATIVE  OFFICER;  COMMITTEE.   Each
Participating Employer shall indemnify and hold harmless the Senior Administrative Officer, the Committee, and its individual members against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

     7.5 AVAILABILITY OF PLAN DOCUMENTS. Each Participant shall receive a copy of this Plan, and the Senior Administrative Officer shall make available for inspection by any Participant a copy of the rules and regulations used in administering the Plan.

     7.6 COST OF PLAN ADMINISTRATION. The Company shall bear all expenses of administration of this Plan. However, a ratable portion of the expense shall be charged back to each Participating Employer.

                             ARTICLE 8

                         CLAIMS PROCEDURE

     8.1    CLAIM.    Any   person   claiming   a   benefit,  requesting   an
interpretation or ruling under the Plan or requesting information under the Plan shall present the request in writing to the


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


Senior  Administrative
Officer or his delegatee who shall respond in writing as soon as practicable.

     8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall state:

            8.2.1 The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

            8.2.2 A description of any additional material or information required and an explanation of why it is necessary.

            8.2.3   An explanation of the Plan's claim review procedure.

     8.3 REVIEW OF CLAIM. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Senior Administrative Officer. The claim or request shall be reviewed by the Senior Administrative Officer, who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

     8.4 FINAL DECISION. The decision by the Senior Administrative Office on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                             ARTICLE 9

                     TERMINATION OR AMENDMENT

     9.1    AMENDMENT.   The Senior Administrative Officer may amend the Plan
from time to time as may be necessary for administrative purposes and legal compliance of the Plan, provided, however, that no such amendment shall affect the benefit rights of Participants or Beneficiaries in the Plan. The Committee may amend the Plan at any time, provided, however, that no amendment shall be effective to decrease or restrict the rights of Participants and Beneficiaries to the benefit accrued at the time of the amendment.

     9.2    TERMINATION.   The  board  of  directors  of  each  Participating
Employer may at any time, in its sole discretion, terminate or suspend the Plan in whole or in part for that Participating Employer. However, no such
termination   or  suspension  shall  adversely  affect  the   benefits   of
Participants which have accrued prior to such action, the benefits of any Participant who has


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


previously retired, the benefits of any Beneficiary of a Participant who has previously died, or already accrued Plan liabilities between Participating employers.

                            ARTICLE 10

                           MISCELLANEOUS

     10.1 UNFUNDED PLAN. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended (ERISA), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Board may terminate the Plan, subject to Section 9.2 of this Plan, or remove certain employees as Participants if it is determined by the United States
Department of Labor or a court of competent jurisdiction that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

     10.2    LIABILITY.

             10.2.1 LIABILITY FOR BENEFITS. Except as otherwise provided in this section, liability for the payment of a Participant's benefit pursuant to this Plan shall be borne solely by the Participating Employer that employs the Participant and reports the Participant as being on its payroll during the accrual or increase of the Plan benefit, and no liability for the payment of any Plan benefit shall be incurred by reason of Plan sponsorship or participation except for the Plan benefits of a Participating Employer's own employees. Provided, however, that each Participating Employer, by accepting the Board's designation as a Participating Employer under the Plan and formally adopting the Plan, agrees to assume secondary liability for the payment of any benefit accrued or increased while a Participant is employed and on the payroll of a Participating Employer that is a Direct Subsidiary or Indirect Subsidiary of the Participating Employer at the time such benefit is accrued or increased. Such liability shall survive any revocation of designation as a Participating Employer with respect to any liabilities as accrued at the time of
     such  revocation.   Nothing in this section shall  be  interpreted  as
     prohibiting any Participating Employer or any other person from expressly agreeing to assumption of liability for a Plan Participant's payment of any benefits under the Plan.

             10.2.2   UNSECURED  GENERAL  CREDITOR.   Participants and their
     Beneficiaries, heirs, successors, and assigns shall have no secured legal or equitable rights, interest or claims in any property or assets of Participating Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by Participating Employer. Except as provided in
     Section 10.3, such policies, annuity contracts or other assets of Participating Employer shall not be held under any trust for the benefit of Participants,

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

     their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Participating Employer under this Plan. Any and all of Participating Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of Participating Employer. Participating Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     10.3    TRUST FUND.   At  its  discretion,  each  Participating Employer,
jointly or severally, may establish one or more trusts,  with such trustees as the Board may approve, for the purpose of providing for  the  payment of
such  benefits.   Such  trust  or trusts may be irrevocable, but the assets
thereof shall be subject to the claims of Participating Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, Participating Employer shall have no further obligation with respect thereto, but to the extent not so paid, such
benefits  shall  remain  the  obligation  of,  and  shall  be   paid  by  a
Participating Employer.

     10.4    NONASSIGNABILITY.   Neither  a  Participant nor any other  person
shall have any right to sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be nonassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgements, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     10.5    PAYMENT TO GUARDIAN.   If a Plan benefit is payable to a minor or
a person declared incompetent or to a person incapable of handling the disposition of property, the Senior Administrative Officer may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person. The Senior Administrative Officer may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person. The Senior Administrative Officer may require proof of incompetency, minority, incapacity or guardianship as he may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Senior Administrative Officer, the Participating Employer and the Company from all liability with respect to such benefit.

     10.6 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between Participating Employer and the Participant, and the Participant (or the Participant's Beneficiary) shall have no rights against Participating
Employer  except  as  may  otherwise  be  specifically   provided   herein.
Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of Participating Employer or to interfere with the right of Participating Employer to discipline or discharge a Participant at any time.


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



     10.7    PROTECTIVE   PROVISION.   A  Participant  shall  cooperate   with
Participating Employer by furnishing any and all information requested by Participating Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Participating
Employer may deem necessary and taking such other action as may be requested by Participating Employer.

     10.8    TERMS.   In  this  Plan  document,  unless  the  context  clearly
indicates the contrary, the masculine gender will be deemed to include the feminine gender, and the singular shall include the plural.

     10.9    GOVERNING  LAW.   The  provisions of this Plan shall be construed
and interpreted according to the laws of the State of Oregon, except as preempted by federal law.

     10.10 VALIDITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     10.11 NOTICE. Any notice or filing required or permitted to be given to the Senior Administrative Officer under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Senior Administrative Officer or the Secretary of the Participating Employer. Notice mailed to the Participant shall be at such address as is
given in the records of the Participating Employer.   Such  notice shall be
deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     10.12 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of Participating Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of Participating Employer, and successors of any such corporation or other business entity.

IN WITNESS WHEREOF, and pursuant to the resolution of the board, the Company has caused this instrument to be executed by its officers thereunto duly authorized this 19th day of November, 1997.

                              PORTLAND GENERAL HOLDINGS, INC.


                              By:  /s/ Don F. Kielblock


                              Its: Vice President


PAGE 14 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN